American Beacon Small Cap Value Fund

Supplement dated March 1, 2022 to the Prospectus and Summary Prospectus,

each dated March 1, 2022, as previously amended or supplemented

Effective immediately, the following changes are made to the American Beacon Small Cap Value Fund’s Prospectus and Summary Prospectus:

1)	On page 41 of the Prospectus and page 2 of the Summary Prospectus, under the heading “Fund Summaries – American Beacon Small Cap Value Fund – Principal Investment Strategies,” the second to last paragraph of the section is deleted and replaced with the following:

Each sub-advisor’s investment processes incorporate the sub-advisor’s environmental, social and/or governance (“ESG”) analysis as a consideration in the assessment of all potential portfolio investments. However, as ESG information is just one investment consideration, ESG considerations are not solely determinative in any investment decision made by a sub-advisor. In addition, the sub-advisors do not use ESG considerations to limit, restrict or otherwise exclude companies or sectors from the Fund’s investment universe. A sub-advisor may use ESG research and/or ratings information provided by one or more third parties in performing this analysis and considering ESG risks.

***************************************************************************************

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE